                                    Exhibit 1
                             JOINT FILING AGREEMENT

        In accordance with Rule 13d-1(f) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Schedule 13D (including any and all amendments thereto) with respect to the Common Stock of Nobel Education Dynamics, Inc., and further agree that this Agreement shall be included as an Exhibit to such joint filings.

        The undersigned further agree that each party hereto is responsible for timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided that no party is responsible for the completeness or accuracy of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

        This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

        In evidence thereof the undersigned, being duly authorized, hereby execute this Agreement this 2nd day of June, 1998.

                                    KU LEARNING, L.L.C.,
                                    a Delaware limited liability company

                                    /s/  RONALD PACKARD
                                    --------------------------------------------
                                    By:  Ronald Packard
                                    Its: Vice President and Treasurer

                                    EDU, L.L.C.
                                    a Delaware limited liability company

                                    By:  HAMPSTEAD ASSOCIATES, L.L.C.,
                                         a Delaware limited liability company
                                    Its: Manager

                                    By:  RIDGEVIEW ASSOCIATES, LLC,
                                         a California limited liability company
                                    Its: Manager

                                    /s/  LOWELL J. MILKEN
                                    --------------------------------------------
                                    By:  Lowell J. Milken
                                    Its: Manager




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                                    KNOWLEDGE UNIVERSE, L.L.C.,
                                    a Delaware limited liability company

                                    /s/  STANLEY E. MARON
                                    --------------------------------------------
                                    By:  Stanley E. Maron
                                    Its: Secretary

                                    ET HOLDINGS, L.L.C.
                                    a Delaware limited liability company

                                    /s/  STEVEN B. FINK
                                    --------------------------------------------
                                    By:  Steven B. Fink
                                    Its: President


                                    ET CONSOLIDATED, L.L.C.,
                                    a Delaware limited liability company

                                    By:  HAMPSTEAD ASSOCIATES, L.L.C.,
                                         a Delaware limited liability company
                                    Its: Manager

                                    By:  RIDGEVIEW ASSOCIATES, LLC,
                                         a California limited liability company
                                    Its: Manager

                                    /s/  LOWELL J. MILKEN
                                    --------------------------------------------
                                    By:  Lowell J. Milken
                                    Its: Manager

                                    HAMPSTEAD ASSOCIATES, L.L.C.,
                                    a Delaware limited liability company

                                    By:  RIDGEVIEW ASSOCIATES, LLC
                                         a California limited liability company
                                    Its: Manager

                                    /s/  LOWELL J. MILKEN
                                    --------------------------------------------
                                    By:  Lowell J. Milken
                                    Its: Manager


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

                                    MOLLUSK HOLDINGS, LLC,
                                    a California limited liability company

                                    By: CEPHALOPOD CORPORATION
                                    Its: Manager

                                    /s/  LAWRENCE J. ELLISON
                                    --------------------------------------------
                                    By:  Lawrence J. Ellison
                                    Its: Chief Executive Officer

                                    CEPHALOPOD CORPORATION,
                                    a California Corporation

                                    /s/  LAWRENCE J. ELLISON
                                    --------------------------------------------
                                    By:  Lawrence J. Ellison
                                    Its: Chief Executive Officer

                                    LAWRENCE INVESTMENTS, LLC,
                                    a California limited liability company

                                    /s/  LAWRENCE J. ELLISON
                                    --------------------------------------------
                                    By:  Lawrence J. Ellison
                                    Its: Manager

                                    RIDGEVIEW ASSOCIATES, LLC,
                                    a California limited liability company

                                    /s/  LOWELL J. MILKEN
                                    --------------------------------------------
                                    By:  Lowell J. Milken
                                    Its: Manager

                                    /s/  MICHAEL R. MILKEN
                                    --------------------------------------------
                                    Michael R. Milken, an individual

                                    /s/  LOWELL J. MILKEN
                                    --------------------------------------------
                                    Lowell J. Milken, an individual

                                    /s/ LAWRENCE J. ELLISON
                                    --------------------------------------------
                                    Lawrence J. Ellison, an individual



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